UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6

Boca Raton, Florida 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2023, Grom Social Enterprises, Inc. (the “Company”) consummated a private placement (the “Private Placement”) pursuant to a Securities Purchase Agreement, dated January 25, 2023 (the “Securities Purchase Agreement”), with an institutional investor (the “Purchaser”) for the purchase of an aggregate of (i) 100,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company; (ii) 1,327,434 warrants (the “Purchase Warrants”) to purchase an aggregate of 2,323,010 shares of Common Stock; and (iii) 1,227,434 prefunded warrants (the “Prefunded Warrants” and together with the Purchase Warrants, the “Warrants”) to purchase 1,227,434 shares of Common Stock.

The purchase price of each Share and associated Purchase Warrant was $2.26. The purchase of each Prefunded Warrant and associated Purchase Warrant was $2.25. The aggregate gross proceeds of the Private Placement were approximately $3 million, before deducting fees to the placement agent and other expenses payable by the Company. EF Hutton, division of Benchmark Investments, LLC, acted as the exclusive placement agent in connection with the Private Placement. The Company has agreed to use the net proceeds for general working capital purposes.

The Purchase Warrants are immediately exercisable for $2.26 per share of Common Stock, subject to certain adjustments, including with respect to stock dividends, splits, subsequent rights offerings, pro rata distributions and a Fundamental Transaction (as defined in the Purchase Warrant) and until the fifth anniversary of the original issuance date (the “Expiration Date”). The Prefunded Warrants are exercisable immediately for $0.01 per share of Common Stock, subject to certain adjustments, including with respect to stock dividends, splits, subsequent rights offerings, pro rata distributions and a Fundamental Transaction (as defined in the Prefunded Warrant) until all of the Prefunded Warrants are exercised in full. The exercise of the Warrants are subject to beneficial ownership blockers.

Pursuant to the Securities Purchase Agreement, the Company is obligated to hold a special stockholders’ meeting no later than 60 days following the date of the Securities Purchase Agreement to solicit the approval of the issuance of the Securities in compliance with the rules of the Nasdaq Stock Market (without regard to any limitations on exercise set forth in the Warrants or the Prefunded Warrants). Pursuant to the Purchase Warrant, in the event stockholder approval under the Securities Purchase Agreement has not occurred on or prior to the six month anniversary of the initial exercise date (the “Initial Exercise Date”), at any time during the period beginning on the six month anniversary of the Initial Exercise Date and ending on the Expiration Date, the holder of the Purchase Warrant (the “Holder”) may deliver one or more written notices (each, an “Holder Optional Redemption Notice”) to the Company indicating that the Holder is electing to require the redemption (each, a “Holder Optional Redemption”), in cash, of up to such portion of the Purchase Warrant as set forth in the Purchase Warrant Agreement (the “Warrant Agreement”) (each, a “Holder Optional Redemption Warrant Amount”). Upon receipt of a Holder Optional Redemption Notice, the Company shall promptly, but in any event within one (1) business day of receipt of such notice, pay an aggregate cash amount (each, a “Holder Optional Redemption Price”) as set forth in the Warrant Agreement. Upon the Holder’s receipt of the Holder Optional Redemption Price with respect to a Holder Optional Redemption, the applicable Holder Optional Redemption Warrant Amount of the Purchase Warrant with respect thereto shall be redeemed by the Company and cancelled and any remaining portion of the Purchase Warrant shall remain in full force and effect in accordance herewith.

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Registration Rights Agreement

In connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchasers, dated January 25, 2023 (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) with the Securities and Exchange Commission (the “SEC”) no later than the 7th calendar day following the date of the Registration Rights Agreement, and have the registration statement declared effective by the SEC as promptly as possible after the filing thereof, but in any event no later than the 30th calendar day following the date of the Registration Rights Agreement, or in the event of a “full review” by the SEC, the 45th day following the date of the Registration Rights Agreement.

The Waiver with L1 Capital Global Opportunities Master Fund

In connection with the Private Placement, the Company entered into a waiver agreement (the “Waiver”) with L1 Capital Global Opportunities Master Fund (“L1”) waiving certain provisions of a securities purchase agreement, dated as of September 14, 2021 (the “2021 SPA”), by and between the Company and L1. Pursuant to the terms of the Waiver, L1 waived certain provisions of the 2021 SPA and in consideration thereof, the Company (i) issued 150,000 purchase warrants substantially similar to the Purchase Warrants issued in connection with the Securities Purchase Agreement; and (ii) paid a cash fee of $50,000 to L1.

The foregoing summaries of the Securities Purchase Agreement, the Purchase Warrant, the Prefunded Warrant, the Registration Rights Agreement and Waiver are qualified in their entirety by reference to the full text of those documents which are filed as exhibits to this Form 8-K and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

We issued and sold the shares of Common Stock, Purchase Warrants and Prefunded Warrants in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) by virtue of Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D thereunder. In connection with the Purchaser’s execution of the Agreement, the Purchaser represented to us that it is an “accredited investor” as defined in Regulation D of the Securities Act and that the securities to be purchased by it will be acquired solely for its own account and not with a view to or for distributing or reselling such securities or any part thereof in violation of the Securities Act or any applicable state securities law.

We issued the purchase warrants to L1 in reliance upon the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof thereunder due to the fact that the purchase warrants were not issued in connection with a public offering of securities.

Item 8.01	Other Events

On January 25, 2023, the Company issued a press release announcing the pricing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Prefunded Warrant Agreement by and between Grom Social Enterprises, Inc. and the Purchaser dated January 25, 2023

4.2	Warrant Agreement by and between Grom Social Enterprises, Inc. and the Purchaser dated January 25, 2023

10.1*	Securities Purchase Agreement by and between Grom Social Enterprises, Inc. and the Purchaser dated January 25, 2023

10.2	Amendment No. 1 dated January 30, 2023 to the Securities Purchase Agreement by and between Grom Social Enterprises, Inc. and the Purchaser dated January 25, 2023

10.3	Amendment No. 2 dated January 30, 2023 to the Securities Purchase Agreement by and between Grom Social Enterprises, Inc. and the Purchaser dated January 25, 2023

10.4

Waiver between Grom Social Enterprises, Inc. and L1 Capital Global Opportunities Master Fund dated January 31, 2023 to the Securities Purchase Agreement by and between Grom Social Enterprises, Inc. and the Purchaser dated September 14, 2021

10.5	Registration Rights Agreement by and between Grom Social Enterprises, Inc. and the Purchaser dated January 25, 2023

99.1	Press Release of Grom Social Enterprises, Inc. dated January 25, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of such omitted materials supplementally upon request by the U.S. Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: January 31, 2023	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

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